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                                                                   Exhibit 10.50

                              FIRST AMENDMENT TO
                            REIMBURSEMENT AGREEMENT
                            -----------------------

          This First Amendment to Reimbursement Agreement (the "Amendment") is made as of the 11th day of March, 1998 by and between Mellon Bank, N.A. ("Lender"), and Klearfold, Inc., a Pennsylvania corporation ("Borrower").

          WHEREAS, on August 1, 1997 Borrower and Lender entered into a Letter of Credit Reimbursement Agreement (the "Reimbursement Agreement") relating to the issuance of a letter of credit by Lender in the amount of $4,078,440.00 (the "Letter of Credit") for the account of Borrower for the benefit of the Trustee for holders of $4,000,000.00 in industrial bonds used to finance a manufacturing facility operated by the Borrower (the "Facility");

          WHEREAS, pursuant to a certain Subrogation Agreement of even date herewith, Bank of America National Trust & Savings Association, as agent ("Agent") on behalf of certain banks from time to time under that certain credit agreement ("Credit Agreement") of even date herewith, as amended, shall be subrogated to Lender's rights arising out of the Reimbursement Agreement and to Lender's rights with respect to certain collateral;

          NOW THEREFORE, in consideration of the mutual agreements contained in this Amendment, Lender and Borrower agree as follows:

          1. Lender agrees to waive any default arising under the Reimbursement Agreement occurring on or before the effective date of this Amendment; provided, however, that Lender does not hereby waive future violations of the Reimbursement Agreement or this Amendment.

          2. Recital "A" of the Reimbursement Agreement is hereby deleted in its entirety and shall be of no further force or effect as of the date of this Amendment.

          3. Recital "E" of the Reimbursement Agreement is amended in its entirety to read as follows:

                    "E. The Letter of Credit shall be issued for the account of the Company by Mellon."

          4. Each reference to the "Revolving Credit Loan Agreement" in the Reimbursement Agreement shall be deleted in its entirety and shall be of no further force and effect as of the date of this Amendment.

          5. Each reference to "Boston" and "NatWest" in the Reimbursement Agreement shall be deleted in its entirety.

          6. Subsection 2.2 (a) of the Reimbursement Agreement is amended in its entirety to read as follows:
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                    "(A)  REIMBURSEMENT PAYMENTS. The Company hereby agrees to
                          ----------------------
                    pay to Mellon a sum equal to each amount drawn under the Letter of Credit on the same Business Day that such drawing is honored, and directs Mellon to seek repayment by making a claim to Bank of America National Trust & Savings Association ("BOA") for payment pursuant to that certain BOA Irrevocable Standby Letter of Credit C ____________("Back-up L/C") if Mellon does not receive payment from the Company."

          6. Subsection 2.2(d) of the Reimbursement Agreement is amended in its entirety to read as follows:

                    "(D)  COMMITMENT FEES. So long as any credit remains
                          ---------------
                    available to the Trustee under the Letter of Credit, the Company shall pay to Mellon a Letter of Credit commitment fee computed at 3.00% per annum (as described below) on the average daily Letter of Credit Amount during the preceding quarterly period (or portion thereof in the case of the first such payment and in the case of a termination of the Letter of Credit on a day other than a date on which a quarterly payment is scheduled); provided that, for purposes of computing such average daily Letter of Credit Amount, there shall be added to the Letter of Credit Amount for each day the aggregate amount of any Interest Drafts theretofore honored by Mellon in respect of which Mellon may thereafter be required to reinstate the Letter of Credit pursuant to the terms thereof. Computations of Letter of Credit commitment fees under this Section shall be for the actual number of days in the applicable period based on a 365-day year. As of March ___, 1998, the estimated amount of such fee to be paid through August 21, 1998 is $ ______________, which shall be paid in full on March ___, 1998. If the Letter of Credit is replaced prior to August 21, 1998, Mellon will refund the applicable portion of such fee on a pro rata basis for the days for which the Letter of Credit is not outstanding."

          7. Subsection 2.3(c) of the Reimbursement Agreement is amended by adding a new paragraph as follows:

                    "Notwithstanding anything herein to the contrary, Mellon will not agree to reinstate any amounts drawn under the Letter of Credit without the prior written consent of BOA, except for interest draws to the extent repaid by the Company."

          8. Section 3.2 of the Reimbursement Agreement is hereby amended by deleting the phrase "and all Obligations under the Revolving Credit Loan Agreement"

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               where it appears in the second and third lines of such section and by deleting the parenthetical "(for itself as collateral agent for the Banks)."

          9. Subsection 3.4(a) of the Reimbursement Agreement is hereby amended by deleting the phrase "(for itself and as collateral agent for the Banks)."

          10. Subsection 3.4(c) of the Reimbursement Agreement is amended by adding a new sentence as follows to the end of such subsection:

                    "Notwithstanding anything herein to the contrary, Mellon shall not release the Pledged Bonds without the prior written consent of Agent."

          11. Section 3.6 of the Reimbursement Agreement is hereby deleted in its entirety and shall be of no further force or effect as of the date of this Amendment.

          12. Subsection 4.1(b)(2) of the Reimbursement Agreement is hereby deleted.

          13. The covenants set forth in Subsections 5.2(a) and (d) of the Reimbursement Agreement are hereby deleted in their entirety and shall be of no further force or effect as of the date of this Amendment.

          14. Subsections 6.1(g) and (h) and 6.2(d) and (e) of the Reimbursement Agreement are hereby deleted in their entirety and shall be of no further force or effect as of the date of this Amendment and a new subsection 6.1(g) is hereby added to the Reimbursement Agreement reading as follows:

               "(g) If Mellon draws against the Back-up L/C because such L/C is set to expire at any time during the 30 days following such drawing."

          15. Section 7.10 of the Reimbursement Agreement is hereby deleted in its entirety and shall be of no further force or effect as of the date of this Amendment.

          16. Bank of America National Trust and Savings Association, individually and as agent on behalf of the lenders from time to time under that certain Credit Agreement of even date herewith, as amended, among Agent, borrowers and the other parties thereto is hereby made a third party beneficiary of the Reimbursement Agreement and the other documents and agreements contemplated thereby, and no such document or agreement shall be further amended without the prior written consent of the Agent.

          17. Except as expressly amended hereby, the Reimbursement Agreement is not further amended or modified and remains in full force and effect.

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          IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date forth above written.

                                        MELLON BANK, N.A.,
                                        a National Banking Association


                                        By: [SIGNATURE ILLEGIBLE]
                                           ------------------------------------
                                        Title: Vice President
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                                        KLEARFOLD, INC.


                                        By: /s/ Richard Block
                                           ------------------------------------
                                        Title: President
                                              ---------------------------------